As filed with the Securities and Exchange Commission on May 28, 1999

                                                              File No. 333-47971
                                                              File No. 811-08699
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.                       [ ]
                        Post-Effective Amendment No. 1                       [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                 Amendment No. 3                             [X]
                        (Check appropriate box or boxes)

                                   ----------

                  Merrill Lynch Corporate High Yield Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code (609) 282-2800

                                 Terry K. Glenn
                  Merrill Lynch Corporate High Yield Fund, Inc.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:
  Counsel for the Company:                          Michael J. Hennewinkel, Esq.
Leonard B. Mackey, Jr., Esq.                         FUND ASSET MANAGEMENT L.P.
     ROGERS & WELLS LLP                                     P.O. Box 9011
       200 Park Avenue                                Princeton, N.J. 08543-9011
  New York, New York 10106

                                   ----------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

Title of Securities Being Registered: Shares of Common Stock, Class A, Class B, Class C, and Class D.

================================================================================

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS
                              [LOGO] Merrill Lynch

                              SUBJECT TO COMPLETION
                    PRELIMINARY PROSPECTUS DATED MAY 28, 1999

                 Merrill Lynch Corporate High Yield Fund, Inc.

                                                                 July [  ], 1999

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                            PAGE
[CLIPART] KEY FACTS
           ---------------------------------------------------------------------
           The Merrill Lynch Corporate High Yield Fund at a Glance..........   3

           Fees and Expenses................................................   5

[CLIPART]  DETAILS ABOUT THE FUND
           ---------------------------------------------------------------------
           How the Fund Invests.............................................   7

           Investment Risks.................................................   9

[CLIPART] YOUR ACCOUNT
           ---------------------------------------------------------------------
           Merrill Lynch Select Pricing(SM) System..........................  19

           How to Buy, Sell, Transfer and Exchange Shares...................  25

           Participation in Merrill Lynch Fee-Based Programs................  29

[CLIPART]  MANAGEMENT OF THE FUND
           ---------------------------------------------------------------------
           Fund Asset Management............................................  32

           Financial Highlights.............................................  33

[CLIPART]  FOR MORE INFORMATION
           ---------------------------------------------------------------------
           Shareholder Reports......................................  Back Cover

           Statement of Additional Information......................  Back Cover


                  MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

Key Facts [CLIPART]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed-income securities -- Instruments that pay a stated rate of interest or other repayment, including regular debt obligations as well as convertible securities and preferred stock that carries a promised level of dividend payments.

Corporate Bonds or Notes -- fixed- income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Convertible Securities -- fixed-income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Preferred Stock -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Foreign Securities -- securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. government.

THE MERRILL LYNCH CORPORATE HIGH YIELD FUND AT A GLANCE
--------------------------------------------------------------------------------

What are the Fund's stated investment objectives?

The primary investment objective of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.

What are the Fund's goals?

The Fund's main goal is current income -- it looks for securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value. However, the Fund's investments emphasize current income more than growth of capital. We cannot guarantee that the Fund will achieve its goals.

What are the Fund's main investment strategies?

The Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities and preferred stock that are rated in the lower rating categories of the recognized rating agencies (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Group ("S&P")) or unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "junk bonds." Junk bonds are high-risk investments, and may result in the Fund losing both income and principal. The Fund will invest most of its assets in securities issued by U.S. companies, but may also invest a portion of its assets in foreign securities.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund's investments, and therefore the value of Fund shares, may go up or down. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed-income instruments goes down. The Fund should be considered high risk because it invests primarily in junk bonds. Investing in junk bonds is riskier than investing in higher quality fixed income securities -- price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. The Fund faces additional risks when it invests in foreign securities, such as changes in foreign currency exchange rates, liquidity risk, and adverse political, social, and economic instability. If the value of the Fund's investments goes down, you may lose money.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                 3

[CLIPART] Key Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

   o  Are looking for an investment that provides income.

   o Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in corporate bonds and other fixed-income securities.

   o Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

Performance information is not available for the Fund because the Fund has been in operation for less than one full fiscal year.


4             MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

UNDERSTANDING
EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder fees -- these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Investment Adviser for managing the Fund.

Distribution Fee -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.

Service (Account Maintenance) Fees -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid
directly from your
investment):(a)                       Class A    Class B(b)   Class C   Class D
--------------------------------------------------------------------------------
  Maximum Sales Charge (Load)
  imposed on purchases (as a
  percentage of offering price)       4.00%(c)     None         None    4.00%(c)
--------------------------------------------------------------------------------
  Maximum Deferred Sales Charge
  (Load)(as a percentage of
  original purchase price or
  redemption proceeds,
  whichever is lower)                  None(d)     4.0%(c)      1.0%(c)  None(d)
--------------------------------------------------------------------------------
  Sales Charge (Load) imposed on
  Dividend Reinvestments               None        None         None     None
--------------------------------------------------------------------------------
  Redemption Fee                       None        None         None     None
--------------------------------------------------------------------------------
  Exchange Fee                         None        None         None     None
--------------------------------------------------------------------------------
  Maximum Account Fee                  None        None         None     None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from
Fund assets):
--------------------------------------------------------------------------------
  Management Fees(g)                  0.60%       0.60%        0.60%    0.60%
--------------------------------------------------------------------------------
  Distribution and/or Service
  (12b-1) Fees(e)                      None       0.75%        0.80%    0.25%
--------------------------------------------------------------------------------
  Other Expenses (including transfer
  agency fees)(f)                     0.16%       0.17%        0.17%    0.16%
--------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses(g)                          0.76%       1.52%        1.57%    1.01%
--------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

(b) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(c)   Some investors may qualify for reductions in the sales charge (load).

(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the period May 1, 1998 (commencement of operations) to March 31, 1999, the Fund paid the Transfer Agent fees totaling $284,403. The Investment Adviser provides accounting services to the Fund at its cost. For the period May 1, 1998 (commencement of operations) to March 31, 1999, the Fund reimbursed the Investment Adviser $95,192 for these services.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                 5

[CLIPART] Key Facts

FEES AND EXPENSES
--------------------------------------------------------------------------------

footnotes continued from previous page

(g) For the fiscal period May 1, 1998 (commencement of operations) to March 31, 1999, the Investment Advisor voluntarily waived a portion of the management fee due and voluntarily reimbursed the Fund for a portion of other expenses (excluding Rule 12b-1 fees). Total Annual Fund Operating Expenses after giving effect to on the waiver of fees and reimbursement of expenses were: 0.52% for Class A shares, 1.27% for Class B shares, 1.31% for Class C shares and 0.75% for Class D shares. The fee waiver and expense reimbursement may be discontinued or reduced by the Investment Advisor at any time without notice.

Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                          1 Year          3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
  Class A                  $475            $633            $805           $1,305
--------------------------------------------------------------------------------
  Class B*                 $555            $680            $829           $1,813
--------------------------------------------------------------------------------
  Class C                  $260            $496            $855           $1,867
--------------------------------------------------------------------------------
  Class D                  $499            $709            $936           $1,587
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                          1 Year          3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
  Class A                  $475            $633            $805           $1,305
--------------------------------------------------------------------------------
  Class B*                 $155            $480            $829           $1,813
--------------------------------------------------------------------------------
  Class C                  $160            $496            $855           $1,867
--------------------------------------------------------------------------------
  Class D                  $499            $709            $936           $1,587
--------------------------------------------------------------------------------

 * Assuming conversion to Class D shares.


6                MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

[CLIPART] Details About the Fund

Yield -- the income generated by an investment in the Fund.

Corporate Loans -- loans made by commercial banks and other financial institutions to corporate borrowers.

Distressed Securities -- securities, including corporate loans, that are subject to bankruptcy proceedings or otherwise in default or at risk of being in default at the time they are acquired.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main goal is current income. The Fund also seeks growth of capital when consistent with its primary goal of current income. The Fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities and preferred stock.

The Fund normally expects to invest over 90% of its assets in fixed-income securities. In addition, as a matter of operating policy, the Fund will invest at least 65% of its assets in corporate bonds or notes rated Baa or lower by Moody's or BBB or lower by S&P or unrated securities that Fund management believes are of comparable quality. Securities rated below Baa or BBB are commonly called "junk bonds." The Fund may invest up to 100% of its assets in junk bonds. Although junk bonds generally have higher yields than higher-rated securities, they are high risk investments that may not pay interest or return principal as scheduled.The Fund may buy higher-rated securities when Fund management believes the Fund can achieve a substantial reduction in risk of loss with only a relatively small decrease in yield.

The Fund may also invest up to:

      o  15% of its assets in secondary market purchases of corporate loans,

      o  10% of its assets in distressed securities,

      o  25% of its assets in foreign securities, and

      o  15% of its assets in illiquid securities.

The Fund does not intend to invest in common stock or other equity securities.However, the Fund may acquire and hold equity securities offered as part of a unit in conjunction with fixed-income securities or in connection with a conversion or exchange of fixed-income securities.

Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in U.S. Government securities, certificates of deposit, bankers acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed-income securities that the Adviser believes are consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the ability for the Fund to achieve its investment objective and inhibit any potential increase in the value of your Fund shares.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                 7

[CLIPART] Details About the Fund

Illiquid Securities -- securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have contractual or legal restrictions on resale.

Repurchase Agreements -- agreements where another party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

When-Issued -- the purchase of a new security before it has been issued.

Forward Commitment -- the purchase of a security for delivery beyond normal settlement periods.

Standby Commitment -- an agreement by the Fund to purchase a stated amount of a fixed-income security from an issuer for a stated price and coupon in exchange for a commitment fee.


The Fund may purchase or sell futures contracts and options thereon solely for hedging purposes. The Fund may also purchase or sell options on debt securities -- either for hedging purposes or for non-hedging purposes intended to increase the Fund's returns.

The Fund may also engage in the following portfolio strategies:

      o  lending its portfolio securities,

      o  investing in repurchase agreements,

      o  purchasing securities on a when-issued or forward commitment basis,

      o  purchasing or selling securities for delayed delivery, and

      o  entering into standby commitment agreements.

Fund management considers the ratings assigned by rating agencies as one factor in performing its own independent credit analysis. The Fund's ability to achieve its stated investment objective and goals depends to a greater extent on independent credit analysis than funds that invest in higher-rated securities. To analyze a security, Fund management looks at both the issuer and at general business conditions.

With respect to the issuer, Fund management looks at, among other things:

      o  Financial condition

      o  Cash flow and borrowing needs

      o Whether the company has attracted reputable equity investors or sponsors

      o  Value of assets

      o  Management strength

      o  Ability to respond to changes in business conditions

      o  Results of operations

      o Visibility in the market, because securities of companies that are less well known may be less liquid


8                MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

ABOUT THE
PORTFOLIO MANAGERS

Vincent T. Lathbury is a Senior Vice President and a portfolio manager of the Fund. Mr. Lathbury has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1982 to 1997. Mr. Lathbury has been primarily responsible for the management of the Fund since its inception.

Aldona Schwartz is a Vice President and a portfolio manager of the Fund. Ms. Schwartz has been a Vice President of Merrill Lynch Asset Management since 1990. Ms. Schwartz has been primarily responsible for the management of the Fund since its inception.

ABOUT THE
INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

Fund management also looks at general business conditions, including:

      o  Expected changes in the general economy and interest rates

      o  Economic outlook for specific industries

      o  The availability of new investment opportunities

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the stock or bond markets will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk -- Credit risk is the risk that the issuer of debt securities will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk -- Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks associated with certain types of securities in which the Fund may invest include:

Junk Bonds -- The Fund invests primarily in junk bonds. Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in the Fund. The major risks in junk bond investments include:


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                 9

[CLIPART] Details About the Fund

      o Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

      o Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      o Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than in the case with securities trading in a more liquid market.

      o The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Corporate Loans -- Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate ("LIBOR"). As a result, the value of corporate loan investments generally is less responsive to shifts in market


10               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate agent arranges the corporate loans and holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Fund becomes a member of the syndicate. If the agent develops financial problems, the Fund may not recover its investment.

The corporate loans in which the Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

Distressed Securities -- The Fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the Fund will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be subject to restrictions or resale.

Illiquid and Restricted Securities -- The Fund may invest up to 15% of its assets in illiquid securities. If the Fund buys illiquid securities it may be unable to resell them or may be able to sell them only at a price below current value.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                11

[CLIPART] Details About the Fund


The Fund may invest up to 10% of its assets in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may get only limited information about the issuer, so may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

Convertibles -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

Foreign Securities -- Since the Fund may invest in foreign securities, the Fund offers the potential for more diversification than funds that invest only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:

      o The economies of certain foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.


12               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

      o Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

      o The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations.

      o Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.

      o Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities on those markets.

      o Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed


                MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                 13

[CLIPART] Details About the Fund

markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt -- The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Fund to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt positions to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make its payments, the Fund may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Currency Risk and Exchange Risk -- Certain securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of such securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known


14               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments supervise and regulate brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other counties are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States -- The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain


              MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                   15

[CLIPART] Details About the Fund

foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from sales of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

European Economic and Monetary Union ("EMU") -- Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, and reduce or eliminate currency fluctuations among these countries. EMU has established a single common European currency (the "euro"), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro, and will now be listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

      o  If the transition to the euro does not proceed as planned.

      o If a participating country withdraws from EMU and securities redenominated in euros are transferred back into that country's national currency.

These issues may negatively affect the operations of the companies the Fund invests in as well.

Derivatives -- The Fund may use derivatives. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index (such as the S&P 500). Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use futures, forwards and options. Derivatives are volatile and involve significant risks, including:


16               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

      o Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      o Credit Risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      o Currency Risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      o Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Repurchase Agreements -- The Fund may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Treasury Securities. The bank or dealer agrees to repurchase the security from the Fund at a set time and price, which sets the yield. If the bank or dealer defaults, the Fund may suffer time delays and incur costs and possible losses.

When-Issued Securities, Delayed-Delivery Securities and Forward Commitments -- When-issued and delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                17

[CLIPART] Details About the Fund

Standby Commitment Agreements -- The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund.The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


18               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

[CLIPART] Your Account

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price but you will be subject to an account maintenance fee of 0.25% and a distribution fee of 0.50% for Class B Shares and 0.55% for Class C Shares.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                19

[CLIPART] Your Account

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.

                     Class A                  Class B                   Class C                    Class D
-------------------------------------------------------------------------------------------------------------------------
Availability         Limited to certain       Generally available       Generally available        Generally available
                     investors including:     through Merrill Lynch.    through Merrill Lynch.     through Merrill Lynch.
                     o Current Class A        Limited availability      Limited availability       Limited availability
                       shareholders           through other             through other              through other
                     o Certain Retirement     securities dealers.       securities dealers.        securities dealers.
                       Plans
                     o Participants in
                       certain Merrill
                       Lynch-sponsored
                       programs
                     o Certain affiliates of
                       Merrill Lynch.
------------------------------------------------------------------------------------------------------------------------
Initial Sales        Yes. Payable at time     No. Entire purchase      No. Entire purchase         Yes. Payable at time
Charge?              of purchase. Lower       price is invested in     price is invested in        of purchase. Lower
                     sales charges            shares of the Fund.      shares of the Fund.         sales charges
                     available for larger                                                          available for larger
                     investments.                                                                  investments.
------------------------------------------------------------------------------------------------------------------------
Deferred Sales       No. (May be charged      Yes. Payable if you      Yes. Payable if you         No. (May be charged
Charge?              for purchases over       redeem within four       redeem within one           for purchases over
                     $1 million that are      years of purchase.       year of purchase.           $1 million that are
                     redeemed within                                                               redeemed within
                     one year.)                                                                    one year.)
------------------------------------------------------------------------------------------------------------------------
Account Maintenance  No.                      0.25% Account            0.25% Account               0.25% Account
and Distribution                              Maintenance Fee          Maintenance Fee             Maintenance Fee
Fees?                                         0.50% Distribution       0.55% Distribution          No Distribution Fee.
                                              Fee.                     Fee.
------------------------------------------------------------------------------------------------------------------------
Conversion to        No.                      Yes, automatically       No.                         No.
Class D shares?                               after approximately
                                              ten years.
------------------------------------------------------------------------------------------------------------------------


20               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase

                                                                      Dealer
                                                                   Compensation
                               As a % of           As a % of         as a % of
  Your Investment           Offering Price     Your Investment*   Offering Price
--------------------------------------------------------------------------------
  Less than $25,000              4.00%               4.17%             3.75%
--------------------------------------------------------------------------------
  $25,000 but less
  than $50,000                   3.75%               3.90%             3.50%
--------------------------------------------------------------------------------
  $50,000 but less
  than $100,000                  3.25%               3.36%             3.00%
--------------------------------------------------------------------------------
  $100,000 but less
  than $250,000                  2.50%               2.56%             2.25%
--------------------------------------------------------------------------------
  $250,000 but less
  than $1,000,000                1.50%               1.52%             1.25%
--------------------------------------------------------------------------------
  $1,000,000 and over**          0.00%               0.00%             0.00%
--------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                21

[CLIPART] Your Account

Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.


No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

   o  Purchases under a Right of Accumulation or Letter of Intent.

   o  Merrill Lynch Blueprint(SM) Program participants.

   o  TMA(SM) Managed Trusts.

   o  Certain Merrill Lynch investment or central asset accounts.

   o  Certain employer-sponsored retirement or savings plans.

   o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.

   o Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.

   o  Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also


22               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

pay distribution fees of 0.50% on Class B shares and 0.55% on Class C shares and account maintenance fees of 0.25% on both Class B and Class C shares each year under a distribution plan that the Fund has adopted under Rule 12b-1 of the Investment Company Act of 1940. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

        Years Since Purchase                         Sales Charge*
        ----------------------------------------------------------
          0 - 1                                          4.00%
        ----------------------------------------------------------
          1 - 2                                          3.00%
        ----------------------------------------------------------
          2 - 3                                          2.00%
        ----------------------------------------------------------
          3 - 4                                          1.00%
        ----------------------------------------------------------
          4 and thereafter                               0.00%
        ----------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                23

[CLIPART] Your Account

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

   o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

   o Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and group plans participating in the Merrill Lynch Blueprint(SM) Program and certain retirement plan rollovers.

   o Redemption in connection with participation in certain Merrill Lynch fee-based programs.

   o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.

   o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you exchange Class B shares with an eight-year conversion schedule for Class B shares with a ten-year conversion schedule, or vice versa, the conversion schedule applicable to the Class B shares acquired in the exchange will apply. If you acquire your Class B shares in an exchange from another fund, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares


24               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

of another fund, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares will be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.


HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                25

[CLIPART] Your Account


If You Want to        Your Choices                     Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------
Buy Shares            First, select the share class    Refer to the Merrill Lynch Select Pricing table on page 20. Be sure
                      appropriate for you              to read this Prospectus carefully.
                      -------------------------------------------------------------------------------------------------------
                      Next, determine the amount of    The minimum initial investment for the Fund is $1,000 for all
                      your investment                  accounts except:
                                                         o $500 for Employee Access(SM) Accounts
                                                         o $250 for certain Merrill Lynch fee-based programs.
                                                         o $100 for Merrill Lynch Blueprint(SM) Program
                                                         o $100 for retirement plans.
                                                       (The minimums for initial investments may be waived
                                                       under certain circumstances.)
                      ------------------------------------------------------------------------------------------------------
                      Have your Merrill Lynch          The price of your shares is based on the next calculation of net
                      Financial Consultant or          asset value after your order is placed. Any purchase orders placed
                      securities dealer submit your    within fifteen minutes after the close of business on the New York
                      purchase order                   Stock Exchange (generally 4:00 p.m. Eastern Time) will be priced at the net asset value determined that day.

                                                       Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
       ------------------------------------------------------------------------------------------------------
                      Or contact the Transfer Agent    To purchase shares directly, Call the Transfer Agent at
                                                       1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
----------------------------------------------------------------------------------------------------------------------------
Add to Your           Purchase additional shares       The minimum investment for additional purchases is $50 for all
Investment                                             accounts except that retirement plans have a minimum additional purchase of $1.

                                                       (The minimum for additional purchases may be waived under
                                                       certain circumstances.)
                      ------------------------------------------------------------------------------------------------------
                      Acquire additional shares        All dividends and capital gains distributions are automatically
                      through the automatic            reinvested without a sales charge.
                      dividend reinvestment plan
                      ------------------------------------------------------------------------------------------------------
                      Participate in the automatic     You may invest a specific amount on a periodic basis through
                      investment plan                  certain Merrill Lynch investment or central asset accounts.
----------------------------------------------------------------------------------------------------------------------------
Transfer Shares to    Transfer to a participating      You may transfer your Fund shares only to another securities
Another Securities    securities dealer                dealer that has entered into an agreement with Merrill Lynch. All
Dealer                                                 shareholder services will be available for the transferred shares.
                                                       You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
----------------------------------------------------------------------------------------------------------------------------


26               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.


If You Want to        Your Choices                     Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------
Transfer Shares to    Transfer to a non-participating  You must either:
Another Securities    securities dealer                  o Transfer your shares to an account with the Transfer Agent; or
Dealer (continued)                                       o Sell your shares.
----------------------------------------------------------------------------------------------------------------------------
Sell Your Shares      Have your Merrill Lynch          The price of your shares is based on the next calculation of net
                      Financial Consultant or          asset value after your order is placed. For your request, you
                      securities dealer submit your    must submit your request to your dealer within fifteen minutes
                      sales order                      after that day's close of business on the New York Stock Exchange
                                                       (generally 4:00 p.m. Eastern time). Any redemption request placed from a dealer after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange.

                                                       Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares held by the Transfer Agent.

                                                       The Fund may reject an order to sell shares under certain
                                                       circumstances.
                     ------------------------------------------------------------------------------------------------------
                     Sell through the Transfer         You may sell shares held at the Transfer Agent by writing to the
                     Agent                             Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter and signatures must be guaranteed. If you hold stock certficiates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

                                                       If you hold share certificates, they must be delivered to the
                                                       Transfer Agent before they can be converted. Check with the
                                                       Transfer Agent or your Merrill Lynch Financial Consultant for details.
---------------------------------------------------------------------------------------------------------------------------


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                27

[CLIPART] Your Account


If You Want to       Your Choices                      Information Important for You to Know
---------------------------------------------------------------------------------------------------------------------------

Sell Shares          Participate in the Fund's         You can choose to receive systematic payments from your Fund
Systematically       Systematic Withdrawal Plan        account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you have a Merrill Lynch
                                                       CMA(R), CBA(R) or Retirement Account you can arrange for
                                                       systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10%
                                                       per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant for details.
---------------------------------------------------------------------------------------------------------------------------
Exchange Your        Select the fund into which you    You can exchange your shares of the Fund for shares of many
Shares               want to exchange. Be sure to      other Merrill Lynch mutual funds. You must have held the shares
                     read that fund's prospectus       used in the exchange for at least 15 calendar days before you can exchange to another fund.

                                                       Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.

                                                       Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for
                                                       calculating a deferred sales charge at redemption. If you exchange
                                                       Class A or D shares for money market fund shares, you will receive
                                                       Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                       Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
---------------------------------------------------------------------------------------------------------------------------


28               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. New York time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                29

[CLIPART] Your Account

Dividends -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Distributions -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.


shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income monthly, and any net realized long or short term capital gains annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends and distributions in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


30               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about taxes.


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.                31

[CLIPART] Management of the Fund

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, L.P., the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K., an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund. For the period May 1, 1998 to March 31, 1999, the Investment Adviser received a management fee of $2,515,345 (based on an average daily net assets of approximately $456.7 million), of which $1,042,353 was voluntarily waived.

Fund Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $____ billion in investment company and other portfolio assets under management as of June 1999. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests. This negative impact may be greater for companies in foreign markets, especially emerging markets, since they may be less prepared than domestic companies and managers. If the companies in which the Fund invests have Year 2000 problems, the Fund's returns could be adversely affected.


32               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period May 1, 1998 (commencement of operations) to March 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                           For the Period May 1, 1998
                                                to March 31, 1999
                                     -------------------------------------------
Increase (Decrease) in
Net Asset Value                      Class A   Class B      Class C   Class D
--------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------
Net asset value, beginning
of period                            $10.00     $10.00       $10.00    $10.00
--------------------------------------------------------------------------------
Investment income--net                  .79        .73          .72       .77
--------------------------------------------------------------------------------
Realized and unrealized
loss on investments--net               (.58)      (.58)        (.58)     (.58)
--------------------------------------------------------------------------------
Total from investment operations        .21        .15          .14       .19
--------------------------------------------------------------------------------
Less dividends from
investment income--net                 (.79)      (.73)        (.72)     (.77)
--------------------------------------------------------------------------------
Net asset value, end of period       $ 9.42     $ 9.42       $ 9.42    $ 9.42
--------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------
Based on net asset value per share     2.51%#     1.80%#       1.75%#    2.28%#
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------
Expenses, net of reimbursement          .52%*     1.27%*       1.31%*     .75%*
--------------------------------------------------------------------------------
Expenses                                .76%*     1.52%*       1.57%*    1.01%*
--------------------------------------------------------------------------------
Investment income--net                 9.39%*     8.61%*       8.53%*    9.10%*
--------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $12,864   $502,377     $119,281   $74,017
--------------------------------------------------------------------------------
Portfolio turnover                    49.40%     49.40%       49.40%    49.40%
--------------------------------------------------------------------------------

 *  Annulized
**  Total investment returns exclude the effects of sales loads.
 +  Commencement of Operations
 #  Aggregate total investment return.


33               MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

                      (This page intentionally left blank)


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

                        ---------------------------------
                                    POTENTIAL
                                    INVESTORS

                          Open an account (two options)
                        ---------------------------------

            (1)                                            (2)
----------------------------                 -----------------------------------
       MERRILL LYNCH                                  TRANSFER AGENT
    FINANCIAL CONSULTANT                       Financial Data Services, Inc.
    OR SECURITIES DEALER                               P.O. Box 45289
                                              Jacksonville, Florida 32232-5289
  Advises shareholders on
  their fund investments.                        Performs recordkeeping and
----------------------------                         reporting services.
                                             -----------------------------------

              ----------------------------------------------------
                                  DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.
              ----------------------------------------------------

------------------------                     -----------------------------------
        COUNSEL                                           CUSTODIAN
                         ------------------
   Roger & Wells LLP          THE FUND       State Street Bank and Trust Company
    200 Park Avenue                                      P.O. Box 351
New York, New York 10166    The Board of                Boston, MA 02171
                         Directors oversees
 Provides legal advice       the Fund.                Holds the Fund's
    to the Fund.         ------------------          assets for safekeeping.
------------------------                    ------------------------------------

-----------------------------------         ------------------------------------
       INDEPENDENT AUDITORS                          INVESTMENT ADVISER

      Deloitte & Touche LLP                     Fund Asset Management, L.P.
        117 Campus Drive
 Princeton, New Jersey 08540-6400                  ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                      Plainsboro, New Jersey 08536
statements of the Fund on behalf of
       the shareholders.                              MAILING ADDRESS
-----------------------------------                    P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                     TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                  day-to-day activities.
                                            ------------------------------------


                 MERRILL LYNCH CORPORATE HIGH YIELD FUND, INC.

[CLIPART] For More Information

Shareholder Reports

Additional information about the Fund's investments is available in the Funds's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

File #811-08699
Code #19025-07-99

PROSPECTUS (C)Fund Asset Management, L.P.

[LOGO] Merrill Lynch

Merrill Lynch
Corporate High Yield Fund, Inc.


July [ ], 1999

The information in this statement of additional information is not complete and may be changed. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


Preliminary Statement of Additional Information
Dated May 28, 1999

                              SUBJECT TO COMPLETION

                       STATEMENT OF ADDITIONAL INFORMATION

                  Merrill Lynch Corporate High Yield Fund, Inc.
   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

                                   ----------

     Merrill Lynch Corporate High Yield Fund, Inc. (the "Fund") is a diversified open-end investment company. The main goal of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of corporate fixed-income securities, such as corporate bonds and notes, convertible securities and preferred stocks. Under normal circumstances, more than 90% of the assets of the Fund will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stock. In addition, as a matter of operating policy, at least 65% of the Fund's total assets will under normal circumstances be invested in corporate securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), and unrated securities of comparable quality. The Fund may invest substantially all of its assets in investments that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's or BBB or lower by S&P), or in unrated securities that Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") considers to be of comparable quality. Lower rated securities, commonly known as "junk bonds," generally involve greater risks, including risk of default, volatility of price and risks to principal and income, than securities in the higher rating categories. Because investment in junk bonds entails relatively greater risk of loss of income or principal than an investment in higher-rated securities, an investment in the Fund may not be appropriate for all investors. The Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan. There can be no assurance that the Fund's investment objectives will be achieved.

                                   ----------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares of common stock, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated July [ ], 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   ----------

                Fund Asset Management, L.P. -- Investment Adviser
                 Merrill Lynch Funds Distributor -- Distributor

                                   ----------

     The date of this Statement of Additional Information is July [ ], 1999.

                                TABLE OF CONTENTS

                                                                                                           Page
Investment Objectives and Policies ........................................    2
   Transactions in Fixed-Income Securiities ...............................    2
   Transactions in Futures and Options Thereon ............................    4
   Transactions in Options on Debt Securities .............................    5
   Other Portfolio Strategies .............................................    6
Risk Factors and Special Considerations ...................................    9
   Risk Factors in Transactions in Junk Bonds .............................    9
   Risk Factors in Transactions in Distressed Securities ..................    9
   Risk Factors in Transactions in Corporate Loans ........................   10
   Risk Factors in Transactions in Foreign Securities .....................   10
   Risk Factors in Transactions Futures and Options Thereon ...............   13
Investment Restrictions ...................................................   14
Management of the Fund ....................................................   15
   Directors and Officers .................................................   15
   Compensation of Directors ..............................................   17
   Investment Advisory Arrangements .......................................   17
   Duration and Termination ...............................................   19
   Code of Ethics .........................................................   19
   Transfer Agency Service Arrangements ...................................   19
Purchase of Shares ........................................................   19
   Initial Sales Charge Alternatives-- Class A and Class D Shares .........   21
   Reduced Initial Sales Charges-- Class A and Class D Shares .............   22
   Deferred Sales Charge Alternatives-- Class B and Class C Shares ........   25
   Employer-- Sponsored Retirement or Savings Plans and Certain
      Other Arrangements ..................................................   27
   Distribution Plans .....................................................   27
   Limitations on the Payment of Deferred Sales Charges ...................   29
Redemption of Shares ......................................................   30
   Redemption .............................................................   31
   Repurchase .............................................................   31
   Reinstatement Privilege Class A and Class D Shares .....................   31
   Deferred Sales Charge -- Class B and Class C Shares ....................   32
Portfolio Transactions ....................................................   33
Determination of Net Asset Value ..........................................   35
Shareholder Services ......................................................   36
   Automatic Investment Plans .............................................   37
   Fee-Based Programs .....................................................   37
   Automatic Reinvestment of Dividends and Capital Gains Distribution .....   37
   Systematic Withdrawal Plan .............................................   38
   Exchange Privilege .....................................................   39
   Retirement Plans .......................................................   41
Dividends and Taxes .......................................................   41
   Dividends ..............................................................   41
   Federal Income Taxes ...................................................   42
   Tax Treatment of Transactions in Options on Debt Securities,
      Futures Contracts and Options Thereon ...............................   44
Performance Data ..........................................................   44
Additional Information ....................................................   46
   Organization of the Fund ...............................................   46
   Description of Shares ..................................................   47
Computation of Offering Price Per Share ...................................   48
Independent Auditors ......................................................   48
Custodian .................................................................   48
Transfer Agent ............................................................   48
Distributor ...............................................................   48
Legal Counsel .............................................................   48
Reports to Shareholders ...................................................   48
Shareholder Inquiries .....................................................   49
Additional Information ....................................................   49
Financial Statements ......................................................   49
Appendix A: Interest Rate Futures, Options Thereon and Options on
   Debt Securities ........................................................  A-1
Appendix B: Description of Corporate Bond Ratings .........................  B-1


                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to obtain current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. These investment objectives are a fundamental policy of the Fund and may not be changed without a vote of the majority of the outstanding voting securities of the Fund. See "Investment Restrictions." The Fund seeks to achieve its objectives by investing in a diversified portfolio of Corporate fixed-income securities, such as corporate bonds and notes, convertible securities, and preferred stocks. There can be no assurance that the objective of the Fund can be attained.


Transactions in Fixed-Income Securities

     The Fund seeks current income by investing primarily in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities considered by the Investment Adviser to be of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality, are commonly known as "junk bonds." See "Appendix: Description of Corporate Bond Ratings" for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Fund's investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See "Risk Factors in Transactions in Junk Bonds." Because investment in junk bonds entails relatively greater risk of loss of income or principal than an investment in higher-rated securities, an investment in the Fund may not be appropriate for all investors. The Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.Purchasers should carefully assess the risks associated with an investment in the Fund.

The securities in the Fund will be varied from time to time depending upon the judgment of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund anticipates that under normal circumstances more than 90% of its assets will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. In addition, as a matter of operating policy at least 65% of the Fund's total assets will under normal circumstances be invested in corporate securities rated below Baa by Moody's or below BBB by S&P and unrated securities of comparable quality. The remaining assets of the Fund may be held in cash or, as described herein, may be used in connection with transactions in futures contracts and options thereon solely for the purpose of hedging the Fund against adverse movements in the market value of fixed-income securities held by the Fund, or which the Fund intends to purchase. Transactions in options on debt securities also may be entered into for such hedging purposes, as well as for non-hedging purposes intended to increase the Fund's returns. For a more complete description of futures and options transactions, see "Transactions in Futures and Options Thereon" and " Transactions in Options on Debt Securities" below. The Fund does not intend to invest in common stocks, rights or other equity securities, but may acquire or hold such securities (if consistent with its objectives) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

     The Fund will invest most of its assets in securities issued by U.S. Companies . However, the Fund may invest in securities issued by foreign governments ( or political subdivisions or instrumentalities thereof) or foreign companies (collectively, "Foreign Securities"). The Fund may only invest in Foreign Securities if, at the time of acquisition, no more than 25% of its total assets (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment. Certain Foreign Securities may be subject to non-U.S. withholding taxes.

     Up to 15% of the Fund's total assets may be invested in Corporate Loans (as defined below). Up to 10% of the Fund's total assets may be invested in Distressed Securities (as defined below), which includes publicly offered or privately placed debt securities and Corporate Loans that, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody's and CC or lower by S&P), or that, if unrated, are in the judgment of the Investment Adviser of comparable quality. For these reasons, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors in Transactions in Corporate Loans" and "Risk Factors in Transactions in Distressed Securities".

     Selection and supervision by the management of the Fund of portfolio investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. Fund Asset Management, L.P.'s ("FAM" or the "Investment Adviser") analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than mutual funds that invest in higher-rated securities. Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

     In furtherance of its primary investment objective, the Fund may invest up to 15% of its total assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of junk bonds, the Corporate Loans in which the Fund may invest may be rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. As discussed below under "Risk Factors in Transactions in Corporate Loans," however, there are some significant differences between Corporate Loans and junk bonds.

     The Fund may also from time to time invest up to 10% of its assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities"). Distressed Securities that are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities that are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Fund will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Fund will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Fund will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer's overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Fund would receive, in exchange for its Distressed Securities, securities or assets with terms and credit characteristics which offer the Fund significant opportunities for capital appreciation and future high rates of current income. See "Risk Factors in Transactions in Distressed Securities."

     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the Fund, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Transactions in Futures and Options Thereon

     The Fund may engage in hedging transactions in interest rate, bond and bond index futures contracts and options thereon. The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a bond, bond index or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission. The Fund currently may trade only in futures contracts on U.S. Treasury bonds, bills and notes and Government National Mortgage Association ("GNMA") mortgage-backed certificates and options on such futures contracts. However, under its investment restrictions the Fund is permitted to trade in such additional types of interest rate futures contracts and options thereon as its Board of Directors determines is appropriate for trading by the Fund, subject to the restrictions noted below. The Fund is subject to the tax requirement that less than 30% of its gross income be derived from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the Fund's ability to engage in the hedging transactions and strategies described below. Set forth below is information concerning options and futures contracts. Reference is made to Appendix A "Interest Rate Futures, Options Thereon and Options on Debt Securities" attached hereto for a more complete description of options and futures transactions.

     Futures. The Fund may engage in transactions in futures contracts and options thereon. As set forth in Appendix A, futures are standardized, exchange-traded derivatives contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Options on futures are options to either buy (call) or sell (put) a futures contract at a specified price prior to a specified date. No price is paid upon entering into a futures contract (although a fee, or option premium, is generally paid to the seller of an option on a futures contract at the initiation of the transaction). Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The Fund may sell futures contracts or purchase a put option on futures contracts in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of the fixed-income securities held by the Fund will fall, reducing its net asset value. The sale of futures contracts may limit the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contracts prior to the futures contracts' expiration date. In the event the market value of the portfolio holdings correlated with the futures contracts increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower overall return than would have been realized without the purchase of the futures contracts.

     The Fund may purchase futures contracts or purchase a call option on futures contracts in anticipation of a decrease in interest rates. Generally, as interest rates decrease, the market value of fixed-income securities which the Fund may be considering purchasing will increase. The purchase of futures contracts may protect the Fund from having to pay more for such securities when it identifies specific securities it wishes to purchase. In the event that such securities decline in value or the Fund determines not to purchase any additional securities, however, the Fund may realize a loss relating to the futures position.

     Call Options on Futures Contracts. As set forth in Appendix A, a call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance resulting from declining interest rates when the Fund is not fully invested.

     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Fund, if the futures price at expiration is below the exercise price of the option. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price.

     Put Options on Futures Contracts. As set forth in Appendix A, a put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "short" position in the futures contract at any time up to the expiration of the option. The Fund will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

     The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which the Fund intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Fund intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Fund would be required to enter into the underlying futures contract at an unfavorable price.


Transactions in Options on Debt Securities.

     The Fund may write call and put options on U.S. Treasury bills, notes and bonds in order to increase the return on their investments and in order to hedge optionable U.S. Treasury securities held by the Fund. Unlike futures contracts and options thereon, options on debt securities will not be traded solely for hedging purposes. Such options generally have a maximum exercise period of nine months.

     The Fund also may purchase put options on optionable U.S. Treasury bills, notes and bonds held in the Fund and, under certain limited circumstances described below, call options on such instruments. Purchases of put options may enable the Fund to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, the Fund will be required to pay the premium, which will reduce the benefits obtained from the transaction.

     The Fund will purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Fund either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Fund would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Fund may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Fund may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

     The Fund may write call options which give the holder the right to buy the underlying security covered by the option from the Fund at the stated exercise price. The Fund also may write put options that give the holder the right to sell the underlying security to the Fund at the stated exercise price. The Fund will write only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Fund will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Fund increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Fund increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Fund's obligation as a writer continues. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in the Fund or increases in the value of securities the Fund intends to acquire. The Fund will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Fund will ordinarily only write options for which a liquid secondary market appears to exist.

     The Fund may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Fund purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

     Options referred to herein may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. Options referred to herein may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options and the Fund may be subject to exercise of the option under unfavorable circumstances. In the case of a covered call option, the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. See Appendix A "Interest Rate Futures, Options Thereon and Options on Debt Securities" attached hereto.

     Exchanges generally introduce options series on specific issues of U.S. Treasury bonds and notes as such securities are issued. Such Exchanges, however, do not ordinarily introduce new series of options on such issues to replace expiring series inasmuch as trading interest tends to center on the most recently auctioned issues of Treasury bonds and notes. Consequently, options representing a full range of expirations will not usually be available for every issue on which options are traded.

Other Portfolio Strategies

     The Fund may engage in the additional portfolio strategies described below.

     Repurchase Agreements. -- The Fund may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, the Fund also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, the Fund will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 15% of the total assets of the Fund would be so invested.

     Forward Commitments. -- The Fund may purchase securities on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund will establish a segregated account in connection with such transactions in which the Fund will deposit liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss).

     U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

     Illiquid and Restricted Securities -- The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investors protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act.The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradable in their primary markets offshore or (ii) non-investment grade debt securities which the Manager determines are as liquid as publicly-registered non-investment grade debt securities. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Standby Commitment Agreements. -- The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed-income security, which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund may be paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Lending of Portfolio Securities. -- Subject to investment restriction (5) in the Investment Restriction section on page 14, the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund and the Borrower negotiate a rate for the loan premium. Any cash collateral will be invested in short-term securities. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk Factors in Transactions in Junk Bonds

     Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While most of the junk bonds in which the Fund may invest do not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     Junk bonds tend to be more volatile than higher rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed-income securities. Like higher rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers.

     Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Fund receives for its junk bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.


Risk Factors in Transactions in Distressed Securities

     Investment in Distressed Securities involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund will only make such investments when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a bankruptcy plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Fund may be precluded from disposing of such securities.


Risk Factors in Transactions in Corporate Loans

     As in the case of junk bonds, the Corporate Loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

     The Fund may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.


Risk Factors in Transactions in Foreign Securities

     Foreign Markets Risk -- Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets. The economies of certain foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for the Fund to buy and sell securities on those markets. Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

     Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

     Sovereign Debt -- The Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investments in sovereign debt subjects the Fund to a higher degree of risk that a government entity may delay or refuse payment of interest or repayment of principal on its sovereign debt. A government may fail to make payment for many reasons including cash flow problems, lack of foreign exchange, political constraints, the relative size of its debt positions to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies as a condition to their contributions to the government entity. If a government entity fails to make its payments, the Fund may be requested to extend the period in which the government entity must pay and to make further loans to the government entity. There is no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

     Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments supervise and regulate brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     Certain Risks of Holding Fund Assets Outside the United States -- The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from sales of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

     European Economic and Monetary Union ("EMU") -- For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999. Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and will now be listed, traded, and make dividend and other payments only in euros.

     Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Portfolio's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Portfolio shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Risk Factors in Transactions in Futures and Options Thereon

     Use of futures and options on futures for hedging purposes involves the risk of imperfect correlation in movements in the value of the futures contracts and the value of the fixed-income securities being hedged. An increase or decrease in the general level of interest rates can generally be expected to have a broadly similar effect on the market value of government securities on which futures contracts are based and on the market value of the corporate fixed-income securities in which the Fund will primarily invest, but it is unlikely that the changes in value of government securities and corporate fixed-income securities will be perfectly correlated. In addition, disparities in the average maturity of the Fund's investments compared to a financial instrument on which a futures contract is based may also affect the correlation of price movements. If the value of the futures contract moves more or less than the value of the hedged corporate fixed-income securities that the Fund owns or anticipates purchasing, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged fixed-income securities. To compensate for imperfect correlations, the Fund may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

     The Fund may also purchase futures contracts or options thereon to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

     "Trading Limits" may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging the Fund's investments.

     The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Fund correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act of 1940 (the "Investment Company Act") in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the Commission regarding the manner in which such trading will be conducted.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

        1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

        2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        3. Make investments for the purpose of exercising control or management.

        4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time. (For purposes of this restriction, corporate debt securities includes corporate loans purchased in the secondary market).

        6. Issue senior securities to the extent such issuance would violate applicable law.

        7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

        8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, (the "Securities Act") in selling portfolio securities.

        9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, the Fund may not:

        a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
   Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

        b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

        c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

        d. Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in excess of 5% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

     In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements.

     Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Included among such prohibited transactions are (i) purchases from and sales to Merrill Lynch of securities in transactions where Merrill Lynch acts as principal and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member. See "Portfolio Transactions and Brokerage."


                             MANAGEMENT OF THE FUND
Directors and Officers

     The Directors of the Fund consist of seven individuals, five of whom are "non-affiliated" persons of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually.

     The Directors and officers of the Fund, their ages, principal occupations for at least the last five years and the public companies for which they serve as directors are set forth on the next page. Unless otherwise stated, the address of each director and officer is P.O. Box 9011, Princeton, New Jersey 08540-9011.

     TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     RONALD W. FORBES (59) -- Director (2) -- 1400 Washington Avenue, Albany, New York 12222. Associate Professor of Finance, School of Business, State University of New York at Albany since 1989. Consultant, Urban Institute, Washington, D.C. since 1995.

     CYNTHIA A. MONTGOMERY (47) -- Director (2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02613. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, of UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (68) -- Director (2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

     KEVIN A. RYAN (67) -- Director (2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (61) -- Director (2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc. (real estate holding company), and Alexander's Inc. (real estate company).

     ARTHUR ZEIKEL (67) -- Director (1)(2) -- 800 Scudders Mill Road, Plainsboro, NJ 08536. Chairman of MLAM and FAM from 1997 to 1999; President of MLAM and FAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of ML& Co. from 1990 to 1999.

     JOSEPH T. MONAGLE, JR. (51) -- Senior Vice President (1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1990; Department Head of the Global Fixed Income Division of the Investment Adviser and MLAM since 1997; Senior Vice President of Princeton Services since 1993.

     VINCENT T. LATHBURY, III (59) -- Senior Vice President and Portfolio Manager (1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1982 to 1997; Portfolio Manager of the Investment Adviser and MLAM since 1982.

     ALDONA SCHWARTZ (50) -- Vice President and Portfolio Manager (1)(2) -- Vice President of MLAM since 1990.

     DONALD C. BURKE (39) -- Vice President and Treasurer (1)(2) -- Senior Vice President and Treasurer of MLAM and FAM since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990. Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999.

     William E. Zitelli, Jr. (31) -- Secretary (1)(2) -- Attorney MLAM since 1998; attorney associated with Pepper Hamilton, LLP from 1997 to 1995 and with Reboul, MacMurray, Hewitt, Maynard& Kristol from 1994 to 1997.
----------
(1)  Interested person, as defined in the Investment Company Act, of the Fund.
(2) The officers of the Fund are officers of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser (see "Investment Advisory Arrangements").

     As of      , 1999, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.


Compensation of Directors

     Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") an annual fee of $3,000 plus a fee of $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, with a fee of $900 per year. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Chairman of the Audit Committee is paid an additional annual fee of $1,000.

     The following table sets forth for the period May 1, 1998 (commencement of operations) through March 31, 1999, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors:

                                                                           Aggregate
                                                                         Compensation
                                                                         from Fund and
                                                       Pension or          MLAM/FAM
                                       Aggregate   Retirement Benefit    Advised Funds
                                     Compensation  Accrued as Part of       Paid to
Director/Trustee                     from the Fund    Fund Expense    Trustee/Director(1)
--------------                       -------------  -----------------  -----------------
Ronald W. Forbes ..................           $            None           $
Cynthia A. Montgomery .............           $            None           $
Charles C. Reilly .................           $            None           $
Kevin A. Ryan .....................           $            None           $
Richard R. West ...................           $            None           $

----------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (37 registered investment companies consisting of 50 portfolios); Ms. Montgomery (37 registered investment companies consisting of 50 portfolios); Mr. Reilly (56 registered investment companies consisting of 66 portfolios); Mr. Ryan (37 registered investment companies consisting of 50 portfolios); and Mr. West (58 registered investment companies consisting of 83 portfolios).

Investment Advisory Arrangements

     The Investment Adviser acts as the investment adviser for the Fund and provides the Fund with management services. The Investment Adviser (the general partner of which is Princeton Services, a wholly owned subsidiary of ML & Co.) is itself a wholly owned affiliate of ML & Co. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co., which has its principal place of business at 250 Vesey Street, New York, New York 10281, is a financial services firm. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser for more than 100 registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of December 31, 1998, The Asset Management Group had
a total of $     billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of Merrill Lynch Asset Management U.K. ("MLAM U.K."): Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of MLAM U.K. is Milton Gate, 1 Moore Lane, London EC2Y 9MA, England.

     Vincent T. Lathbury III and Aldona Schwartz serve as the Portfolio Managers of the Fund. They are primarily responsible for the day to day management of the Fund. Mr. Lathbury has served as First Vice President of MLAM since 1997, Vice President of MLAM from 1982 to 1997 and Portfolio Manager of the Investment Adviser and MLAM since 1982. Ms. Schwartz has served as a Vice President and Portfolio Manager of the Investment Adviser and MLAM since 1990.

     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Fund, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Securities held by the Fund may also be held by other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or for other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Advisory Fee. As compensation for its services to the Fund, the Investment Adviser receives at the end of each month a fee at an annual rate equal to 0.60% of the Fund's average daily net assets. For the period May 1, 1998 (commencement of operations) to March 31, 1999, FAM received advisory fees from the Fund in the amount of $2,515,345, of which $1,042,353 was waived voluntarily.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Fund, as well as the fees of all directors of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Fund pays all other expenses incurred in its operation and a portion of its general administrative expenses. Expenses that will be borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), Commission fees, accounting costs, fees of the non-affiliated Directors, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to the Fund. The Board of Directors of the Fund has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of its shares including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund.

Duration and Termination

     The Investment Advisory Agreement was initially approved for the period April 28, 1998 to March 31, 2000 by the Board of Directors, including a majority of the disinterested directors, on April 14, 1998, and by the vote of the sole shareholder of the Fund on April 28, 1998. Unless earlier terminated as described below, the agreement will remain in effect until March 31, 2000 and thereafter will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.


Code of Ethics

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser Act of 1940 (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel. The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

Transfer Agency Services Arrangements

     The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year.Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML& Co.


                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of the time the investor expects to hold the shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to ongoing account maintenance and distribution fees and a possible CDSC if shares are redeemed during the applicable CDSC period. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives.

     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares. Shares may be purchased from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements. The minimum initial purchase in the Fund is $1,000 and the minimum subsequent purchase in the Fund is $50, except that for (i) retirement plans the minimum initial purchase in the Fund is $100 and the minimum subsequent purchase is $1, and (ii) for shareholders, who are participants in a Mutual Funds Adviser ("MFA") program administered by Merrill Lynch, the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (currently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs") and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

     The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund ("the Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provision as the Investment Advisory Agreement described under "Management of the Fund -- Investment Advisory Arrangements."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change.

Initial Sales Charge Alternatives -- Class A and Class D Shares

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors who currently own Class A shares in a shareholder account including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994.) In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.


Class A and Class D Sales Charge Information
                                                     Class A Shares
-----------------------------------------------------------------------------------------------------------------

                                                    Gross Sales  Sales Charges  Sales Charges  CDSCs Received on
                                                      Charges     Retained by      Paid to       Redemption of
              For the period                         Collected    Distributor   Merrill Lynch Load-Waived Shares
-------------------------------------------------   -----------   -----------  -------------- ------------------
May 1, 1998 (commencement of operations)
  to March 31, 1999 .............................     $             $              $                $  [0]


                                                    Class D Shares
-----------------------------------------------------------------------------------------------------------------

                                                    Gross Sales  Sales Charges  Sales Charges  CDSCs Received on
                                                      Charges     Retained by      Paid to       Redemption of
              For the period                         Collected    Distributor   Merrill Lynch Load-Waived Shares
-------------------------------------------------   -----------   -----------  -------------- ------------------
May 1, 1998 (commencement of
  operations) to March 31, 1999 .................     $             $              $                $  [0]

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.


Reduced Initial Sales Charges -- Class A and Class D Shares

     Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares or Class D shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent for the Fund.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies and ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied. First, the investor must advise Merrill Lynch that they will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund will be offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that the investor will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds that have been outstanding for a period of no less than six months. Second, the investor must also establish that such purchase of Class D shares had been made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied:
First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; Second, such purchase of Class D shares must be made within 90 days after such notice of termination.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares of the Fund, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares") if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, the shareholder must have purchased a minimum of $250 of closed-end fund shares to be eligible for the reinvestment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Deferred Sales Charges Alternatives -- Class B and Class C Shares

     Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges.Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of the Fund will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time.Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.50% and 0.55%, respectively, of net assets. See "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans".

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges." Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


Class B and Class C Sales Charge Information


                                                       Class B Shares*
                           ----------------------------------------------------------------------------------

                                                                             CDSCs Received    CDSCs Paid to
                          For the Period                                     by Distributor    Merrill Lynch
                           -------------                                     ---------------  --------------
May 1, 1998 (commencement of operations) to March 31, 1999 .................    $               $

----------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


                                                         Class C Shares
                           ----------------------------------------------------------------------------------
                                                                             CDSCs Received    CDSCs Paid to
                          For the Period                                     by Distributor    Merrill Lynch
                           -------------                                     ---------------  --------------
May 1, 1998 (commencement of operations) to March 31, 1999 .................    $               $

     Contingent Deferred Sales Charge -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the CDSC on Class B shares:

                                                        CDSC as a Percentage
               Year Since Purchase                        of Dollar Amount
                 Payment Made                             Subject to Charge
               ------------------                         ----------------
               0-1                                            4.0%
               1-2                                            3.0%
               2-3                                            2.0%
               3-4                                            1.0%
               4 and thereafter                               0.0%

     In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12, and during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares made in connection with post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares in connection with certain group plans through the Merrill Lynch Blueprint(SM) Program. See "Shareholder Services--Merrill Lynch Blueprint(SM) Program." The contingent deferred sales charge is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC is also waived for any Class B shares that are purchased by an eligible 401(k) or eligible 401(a) plans and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied Individual Retirement Account and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified for redemptions made in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

     Contingent Deferred Sales Charge -- Class C Shares. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares one held and withdrawals through the Merrill Lynch systematic withdrawal plan. See "Shareholder Services -- Fee-Based Programs."

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.


Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or numbers of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain others plans may purchase Class B shares with a waiver of CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


Distribution Plans

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% for Class B shares and 0.55% for Class C shares of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     For the period May 1, 1998 (commencement of operations) to March 31, 1999,
the Fund paid the Distributor $     pursuant to the Class B Distribution Plan
(based on average net daily assets subject to such Class B Distribution Plan of
approximately $   million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the period May 1, 1998 (commencement of
operations) to March 31, 1999, the Fund paid the Distributor $   pursuant to the
Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $ million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the period May 1, 1998 to March 31, 1999, the Fund paid the Distributor $ pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D
Distribution Plan of approximately $   million) all of which was paid to Merrill
Lynch for providing account maintenance activities in connection with Class D shares.

     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expenses and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expenses. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and contingent deferred sales charges, and the expenses consist of financial consultant compensation.

     For the year ended December 31, 1998, direct cash revenues exceeded direct
cash expenses of Class B shares by approximately $    . For the year ended
December 31, 1998, direct cash revenues exceeded direct cash expenses of
Class C shares by $     . For the year ended December 31, 1998, fully allocated
expenses exceeded fully allocated accrual revenues of Class B shares by
approximately $      . Class "C" fully allocated expenses exceeded fully
allocated accrual revenues by approximately $     .

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charge, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. See "Additional Information -- Description of Shares." Among other things, each Distribution Plan provides that the Distributor will provide and the Directors will review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and to its related class of shareholders. Each Distribution Plan further provides that, so long as such Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), will be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of such Distribution Plan and any reports made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such reports, the first two years in an easily accessible place.


Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges, such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following tables set forth comparative information as of March 31, 1999 with respect to Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                             Data Calculated as of March 31, 1999
                                  -------------------------------------------------------------------------------------------------
                                                                         (in thousands)
                                                                                                                         Annual
                                                                                                                     Distribution
                                                                    Allowable                 Amounts                   Fee at
                                       Eligible    Allowable      Interest on   Maximum     Previously    Aggregate  Current Net
                                         Gross     Aggregate        Unpaid      Amount       Paid to       Unpaid      Asset
                                       Sales(1)  Sales Charges(2) Balance(3)    Payable    Distributor(4)  Balance     Level(5)
                                       --------  -------------    ----------    -------    --------------  -------   ------------
Class B Shares for the period May 1,
 1998  (commencement of operations)
 to March 31, 1999
Under NASD Rule as Adopted ...........     $            $            $            $            $            $           $
Under Distributor's Voluntary Waiver..     $            $            $            $            $            $           $

Class C Shares for the period May 1,
 1998  (commencement of operations)
 to March 31, 1999 ..................
Under NASD Rule as Adopted ..........      $            $            $            $            $            $           $

----------

(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestments and the exchange privilege.
(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly average prime rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payment and accruals. Of the distribution fee payments made with respect to Class B shares prior to under the distribution plan in effect at that time, at a .75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans". This figure may include CDSC's that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares. The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption for Class A and D shares, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, for Class B or Class C shares. Except for any CDSC which may be applicable to Class B or C shares, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared on the shares redeemed. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Redemption

     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.


Repurchase

     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

     For shareholders submitting their shares for repurchase through listed securities dealers, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signature guaranteed as noted in the Prospectus.


Reinstatement Privilege -- Class A and Class D Shares

     Shareholders who have redeemed their Class A or Class D shares, including through repurchase, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternately, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or

Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

     The reinstatement privilege is a one-time privilege and may be exercised by the shareholder only the first time such shareholder makes a redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement to reflect the disallowed loss.

     If a shareholder disposes of shares with 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder's initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.


Deferred Sales Charge -- Class B and Class C Shares

     As discussed in the Prospectus under "Purchase of Shares -- Alternative Sale Arrangements -- Deferred Sales Charge Alternative -- Class B and Class C Shares," while Class B shares of the Fund redeemed within four years of purchase are subject to a contingent deferred sales charge under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59-1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

     Merrill Lynch Blueprint(SM) Program. Class B shares of the Fund are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The contingent deferred sales charge is waived for shareholders who are members of certain affinity groups at the time orders to purchase Class B shares are placed through Blueprint. However, services (including the exchange privilege) available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum investment amounts are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     In addition, shares purchased through reinvestment of dividends on Class B shares will also convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate funds at net asset value per share.

     In the event that all Class B shares of the Fund held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

     The Conversion Period also is modified for retirement plan investors which participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available.

     Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analysis of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Investment Adviser, the Fund will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishings such services that are in excess of commissions that another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Board of Directors, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Affiliated persons of the Fund, including Merrill Lynch, may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Fund expects that its annual portfolio turnover rate should not exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the Fund's portfolio turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are born directly by the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

     The securities in which the Fund invests are primarily traded in the over-the-counter market and, where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

     The Fund may not purchase securities, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission Staff.Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase corporate bonds from an underwriting syndicate of which Merrill Lynch is a member.The rule sets forth requirements relating to, among other things, the terms of an issue of corporate bonds purchased by the Fund, the amount of corporate bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or Investment Advisory Clients of the Investment Adviser and MLAM.

     The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:


                                                                        Aggregate Brokerage  Commissions Paid
                              Period                                     Commissions Paid    to Merrill Lynch
                              ------                                     -----------------    ---------------
 May 1, 1998 (commencement of operations) to March 31, 1999 ............      $                   $

     For the period May 1, 1998 (commencement of operations) to March 31, 1999, the brokerage commissions paid to Merrill Lynch represented ____% of the aggregate brokerage commissions paid and involved ____% of the Fund's dollar amount of transactions involving payment of brokerage commissions.

     The rate of portfolio turnover is not a limiting factor when management deems it appropriate to purchase or sell securities. The Fund expects that its annual turnover rate should not generally exceed 100%, however, during periods when interest rates fluctuate significantly, as they have during the past few years, the Fund's portfolio turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are born directly by the Fund. The calculation of the rate of portfolio turnover does not include the purchase or sale of money market securities. High portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund's ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for federal income tax purposes.

     The Fund intends to continue to comply with the various requirements of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. See "Dividends, Distributions and Taxes." Accordingly, the Fund's ability to effect certain portfolio transactions may be limited.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends as of 15 minutes after the closing time (generally 4:00 p.m. New York time) on each day during which the NYSE is open for trading and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and the Distributor, are accrued daily.

     The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. The Fund employs Merrill Lynch Securities Pricing Service, an affiliate of Merrill Lynch, to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may use a matrix system for valuations. These procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions.

     The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's Transfer Agent.

     Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from MerrillLynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder.Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares. (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another broker firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.


Automatic Investment Plans

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described herein) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R)account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R)Automatic Investment Program.

Fee-Based Programs

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the conversion period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value, which may be shares of a Money Market Fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).


Automatic Reinvestment of Dividends and Capital Gains Distributions

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend and capital gains distributions. Shareholders may elect in writing to receive their dividends and capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date except that any dividend or capital gain distribution of less than $10 payable to an account maintained directly with the Fund's Transfer Agent will not be paid in cash, but will be reinvested in shares of the Fund.

     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent that they no longer wish to have their dividends reinvested in shares of the

Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.


Systematic Withdrawal Plans

     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholders bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined at the close of business of the NYSE (generally 4:00 p.m., New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively a Class A or Class D shareholder whose shares are held within a CMA(R)/CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the Systematic Withdrawal Plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a Systematic Withdrawal Plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Charge Alternatives -- Class B and C Shares." Where the Systematic Withdrawal Plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the Systematic Withdrawal Plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares". If an investor wishes to change the amount being withdrawn in a Systematic Withdrawal Plan the investor should contact his or her Financial Consultant.


Exchange Privilege

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual funds if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised mutual funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other MLAM-advised mutual funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other MLAM-advised mutual funds or into shares of Summit with a reduced or without a sales charge.

     In addition, each MLAM-advised mutual fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule if such schedule is higher than the contingent deferred sales charge schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. after having held the Fund's Class B shares for two and a half years. The 2% sales charge that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund, Inc. and receive cash. There will be no contingent deferred sales charge due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the two year holding period for the Merrill Lynch Special Value Fund, Inc. Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of MLAM-advised mutual funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other MLAM-advised mutual funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Before effecting an exchange, Shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


Retirement Plans

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. CDSC is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans.


                               DIVIDENDS AND TAXES

Dividends

     It is the Fund's intention to distribute substantially all of its net investment income monthly, if any. The net investment income of the Fund is declared as dividends daily immediately prior to the determination of the net asset value of the Fund on that day and is reinvested monthly in additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of each Portfolio for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to the Class B and Class C shares. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value" on page [ ]. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

     In order to avoid a four percent nondeductible excise tax, a regulated investment company must distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. All net realized long- or short-term capital gains of the Fund, if any, including gains from option and futures contract transactions, are declared and distributed to the shareholders of the Fund annually after the close of the Fund's fiscal year.

     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gain Distributions" on page 37 for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.


Federal Income Taxes

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986 (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Portfolio at corporate rates.

     The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to the shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The Transfer Agent will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains.

     Upon sale or exchange of shares of the Fund, a shareholder will realize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares. Currently, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Shareholders should consult their tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of the Fund held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains described above apply to distributions of capital gain dividends by regulated investment companies ("RICs") such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.

     The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations, in unrated securities of comparable quality (together with lower-rated securities, "junk bonds") and in high-yield Corporate Loans, as previously described. Some of these junk bonds and high-yield Corporate Loans may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on junk bonds and high-yield Corporate Loans may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds or high-yield Corporate Loans is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

     The Fund may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Fund must accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

     Dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in a second Fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

     Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of the Fund will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     Ordinary income and capital gains dividends may also be subject to state and local taxes.


Tax Treatment of Transactions in Options on Debt Securities, Futures Contracts and Options Thereon

     The Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Fund may write or purchase options which will be classified as "nonequity options" under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof (hereinafter "blended gain or loss"). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

     Any option or futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of the Fund will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

     In addition, the Fund trading strategies may constitute "straddle" transactions with futures contracts, options thereon and options on debt securities. "Straddles" may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

     The requirements for classification as a regulated investment company may restrict the Fund's ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission and take into account the maximum applicable sales charge.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized or unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period (in the case of Class B and Class C shares) and the maximum sales charge (in the case of Class A and Class D shares.)

     Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data, both as a percentage and a dollar amount based on a hypothesized $1,000 investment, for various specified time periods other than those noted below. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to actual annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses may be deducted.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security held during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ending
was    % for Class A shares,    % for Class B shares,     % for Class C shares,
and     % for Class D shares.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, The Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     Set forth below is total return and yield information for Class A, Class B, Class C and Class D shares for the Fund.



                                                               Class A Shares                     Class B Shares
                                               -----------------------------------------------------------------------
                                                  Expressed as    Redeemable Value     Expressed as    Redeemable Value
                                                  a percentage    of a hypothetical    a percentage    of a hypothetical
                                                   based on a     $1,000 investment     based on a     $1,000 investment
                                                  hypothetical     at the end of       hypothetical     at the end of
Period                                          $1,000 investment   the period       $1,000 investment    the period
-----                                            ---------------- -----------------  ----------------   ---------------
                                                                   Average Annual Total Return
                                                          (including maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................        %                $                      %        $

                                                                    Annual Total Return
                                                       (excluding maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................        %               $                       %        $

                                                                  Aggregate Total Return
                                                       (including maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................        %               $                       %        $


                                                            Class C Shares                   Class D Shares
                                               -----------------------------------------------------------------------
                                                  Expressed as    Redeemable Value     Expressed as    Redeemable Value
                                                  a percentage    of a hypothetical    a percentage    of a hypothetical
                                                   based on a     $1,000 investment     based on a     $1,000 investment
                                                  hypothetical     at the end of       hypothetical     at the end of
Period                                          $1,000 investment   the period       $1,000 investment    the period
-----                                            ---------------- -----------------  ----------------   ---------------
                                                                   Average Annual Total Return
                                                          (including maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................       %               $                       %             $

                                                                   Annual Total Return
                                                      (excluding maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................       %              $                       %              $

                                                                 Aggregate Total Return
                                                      (including maximum applicable sales charges)
Inception (May 1, 1998) to
  March 31, 1999 .............................       %             $                       %              $


     In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.


                             ADDITIONAL INFORMATION

Organization of the Fund

     The Fund was organized as a Maryland corporation on March 13, 1998 and commenced operations on May 1, 1998.

Description of Shares

     The authorized capital stock of the Fund consists of four hundred million (400,000,000) shares of Common Stock, having a par value $0.10 per share. The shares of Common Stock are divided into four classes, each consisting of one hundred million (100,000,000) shares, as follows: "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock". Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights, except that Class B, Class C and Class D Shares bear certain account maintenance expenses and/or expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such expenditures (except that Class B Shares have certain voting rights with respect to the Class D Distribution Plan). Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the fund and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights, and will be freely transferable. Exchange and conversion rights are discussed elsewhere herein and in the Prospectus. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Holders of shares of the fund are entitled to redeem their shares as set forth under "Redemption of Shares." The Director of the Fund may classify and reclassify the unissued shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.The Fund does not intend to held meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters:(i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

     The Investment Adviser provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund (estimated at approximately $61,000) were paid by the Fund and will be amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon the redemption of any of the shares initially purchased by it will be reduced by the proportional amount of the unamortized organizational expenses that the number of such initial shares being redeemed bears to the number of shares initially purchased.

     Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

Computation of Offering Price Per Share

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding on March 31, 1999 is calculated as set forth below

                                                        Class A        Class B          Class C         Class D
                                                     ------------   -------------    ------------   ------------
Net Assets .......................................     $                $               $              $
                                                     ===========    =============    ============   ============
Number of Shares Outstanding .....................
                                                     ===========    =============    ============   ============
Net Asset Value Per Share (net assets divided
  by number of shares outstanding)                    $                $               $              $
Sales Charge (for Class A and Class D shares:
  4.00% of offering price (4.17% of net asset
  value per share))* .............................                             **             **
                                                     -----------    -------------    ------------   ------------
Offering Price ...................................    $                $               $              $
                                                     ===========    =============    ============   ============

----------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares-- Deferred Sales Charges Alternatives -- Class B and Class C Shares" herein.


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


                                    CUSTODIAN

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.


                                 TRANSFER AGENT

     Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services."


                                   DISTRIBUTOR

     Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 acts as the Fund's Distributor. The Distributor is responsible for soliciting subscriptions and purchases of shares of the Fund.


                                  LEGAL COUNSEL

     Rogers & Wells LLP, 200 Park Avenue, New York, New York 10168 is counsel for the Fund.


                             REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on March 31 of each year. The Fund sends to its shareholders at least quarterly reports showing the investments of the Fund and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.


                             ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares as of with the exception of:


                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual reports at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                                                      APPENDIX A


Interest Rate Futures, Options Thereon and Options on Debt Securities

     The Fund may trade options on debt securities, purchase and sell interest rate, bond and bond index futures contracts ("futures contracts") and purchase and write call and put options on futures contracts. At the date hereof, futures contracts (and options thereon) can be purchased and sold with respect to U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange. Options directly on debt securities are currently traded on the Chicago Board Options Exchange and the American Stock Exchange.

     Futures Contracts. A futures contract creates a binding obligation on the purchaser (the "long") to accept delivery, and the seller (the "short") to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"). Transactions in futures contracts must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to each Fund's FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation" margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Fund realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Each Fund will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange's clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     Options on Futures Contracts. An option on a futures contract gives the purchaser (known as the "holder") the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, at a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or "writer" of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the holder of the option may be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts, which are described on [page 43].

     A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

     Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

     The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

     Options on Debt Securities. An option on a U.S. Government security gives the holder the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, at the specified strike price up to a stated expiration date. The holder pays a non-refundable premium upon purchasing the option. The maximum amount of risk assumed by the holder is equal to the premium, transaction costs and unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option, the holder purchases or sells the underlying security at the strike price. Options on debt instruments to be traded by the Fund are traded on national securities exchanges regulated by the Securities and Exchange Commission. The Options Clearing Corporation is interposed between the clearing members which are the parties to each such option, thereby assuring the performance of the parties.

     If a liquid market exists, a position in an option may be terminated by the purchaser or seller prior to expiration by entering into an offsetting purchase or sale transaction in an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or written. The premium paid or received by the trader on the closing transaction may be more or less than the premium paid or received for the option, resulting in a gain or loss on the transaction. If an option is not exercised, it expires worthless to the holder.

     Exercise prices of options are set at specified intervals in relation to the price of the underlying security by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the price of the security fluctuates.

     The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house, which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to its customer, generally on a random basis. As a call or put writer, the customer is obligated to sell or purchase the underlying security.

                                                                      APPENDIX B
                      DESCRIPTION OF CORPORATE BOND RATINGS


Ratings of Corporate Bonds

Description of Corporate Bond Ratings of Moody's Investors Service, Inc.:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.


Description of Corporate Bond Ratins of Standard & Poor's Ratings Group:

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly
B    speculative with B respect to the issuer's capacity to pay interest and
CCC  repay principal in accordance with the terms of CCC the obligation. BB
CC indicates the lowest degree of speculation and CC the highest degree of CC speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C The C rating is reserved for income bonds on which no interest is being paid.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Code #10210-04-99

                            PART C. OTHER INFORMATION


Item 23.  Exhibits

 Exhibit
 Number                                                  Description
---------                                                -----------
    1            --    Articles of Incorporation of the Registrant, dated March 12, 1998.(a)
    2            --    By-Laws of the Registrant.(a)
    3            --    None.
    4(a)         --    Portions of Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)
     (b)         --    Form of specimen certificate for shares of Common Stock of the Registrant.(e)
    5(a)         --    Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. (the "Investment
                       Adviser").(e)
     (b)         --    Sub-Advisory Agreement between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited.(e)
    6(a)         --    Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(the
                       "Distributor") (including Form of Selected Dealers Agreement).(e)
     (b)         --    Class B Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected
                       Dealers Agreement).(e)
     (c)         --    Class C Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected
                       Dealers Agreement).(e)
     (d)         --    Class D Shares Distribution Agreement between the Registrant and the Distributor (including Form of Selected
                       Dealers Agreement).(e)
    7            --    None.
    8            --    Custodian Contract between the Registrant and State Street Bank and Trust Company.(e)
    9(a)         --    Transfer Agency, Divided Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent").(e)
     (b)         --    Agreement relating to use of name between the Registrant and Merrill
                       Lynch & Co., Inc.(c) 10(a) -- Opinion of Rogers & WellS LLP.(e)
     (b)         --    Consent of Rogers & Wells LLP.(f)
   11            --    Consent of Deloitte & Touche LLP.(c)
   12            --    None.
   13            --    Certificate of Fund Asset Management, L.P.(e)
   14            --    None.
   15(a)         --    Class B Shares Distribution Plan and Class B Distribution Plan Sub-Agreement of the Registrant.(e)
     (b)         --    Class C Shares Distribution Plan and Class C Distribution Plan Sub-Agreement of the Registrant.(e)
     (c)         --    Class D Shares Distribution Plan and Class D Distribution Plan Sub-Agreement of the Registrant.(e)
   16            --    None.
   17(a)         --    Financial Data Schedule for Class A Shares.(c)
     (b)         --    Financial Data Schedule for Class B Shares.(c)
     (c)         --    Financial Data Schedule for Class C Shares.(c)
     (d)         --    Financial Data Schedule for Class D Shares.(c)
   18            --    Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(d)

------------------
(a) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-47971) under the Securities Act of 1933, as amended (the "Securities Act").
(b) Reference is made to Articles IV, V (Sections 3, 5, 6 and 7), VI, VII and IX of the Registrant's Articles of Incorporation, filed herewith as Exhibit 1 to this Registration Statement on Form N-1A; and to Articles II, III (Sections 1, 3, 5 and 6), VI, VII, XIII and XIV of the Registrant's By-Laws, filed herewith as Exhibit 2 of this Registration Statement on Form N-1A.
(c) Filed herewith.
(d) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund Series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(e) Incorporated  by  reference  to   Pre-Effective   Amendment  No.  2  to  the
    Registrant's Registration Statement on Form N-1/A (File No. 333-47971) under the Securities Act of 1933, as amended.
(f) To be filed by amendment.


Item 24. Persons Controlled by or under Common Control with Registrant

    The Registrant has sold 2,500 Class A shares of its Common Stock, 2,500 Class B shares of its Common Stock, 2,500 shares of its Class C Common Stock and 2,500 Class D shares of its Common Stock to the Investment Adviser for an aggregate of $100,000. The Investment Adviser is the sole shareholder of the Fund. The Investment Adviser is organized as a Delaware limited partnership.


Item 25. Indemnification.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.
     Insofar as the conditional advancing of indemnification monies for actions based on the Investment Company Act of 1940, as amended (the "Investment Company Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt of the advance, or (c) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.
     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Manager.

Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund , MuniHoldings Insured Fund II, MuniHoldings Insured Fund III, MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Fund III, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano and Monagle are directors or officers of one or more of such companies.






                                      Position with the            Other Substantial Business,
Name                                  Investment Adviser         Profession, Vocation or Employment
-----                                 -----------------         --------------------------------

ML & Co ........................    Limited Partner            Financial Services Holding Company;
                                                                Limited Partner of FAM

Princeton Services .............    General Partner            General Partner of MLAM

Jeffrey M. Peek ................    President                  President of MLAM; President and
                                                                director of Princeton Services;
                                                                Executive Vice president of ML & Co.;
                                                                Managing Director and Co-Head of the
                                                                Investment Banking division of
                                                                Merrill Lynch until 1999; Senior Vice
                                                                President and Director of the Global
                                                                Securities and Economics Division of
                                                                Merrill Lynch from 1995 to 1997.

Terry K. Glenn .................    Executive Vice President   Executive Vice President MLAM
                                                                Execuitve Vice President and Director
                                                                of Princeton Services; President and
                                                                Director of PFD; Director of Financial
                                                                Data Services, I.; President of
                                                                Princeton Administrators,P.

Donald C. Burke ................    Senior Vice President      Senior Vice President and Treasurer of
                                     and Treasurer              MLAM; Senior Vice President and Treasurer
                                                                of Princeton Services; Vice President
                                                                and Treasurer of PFD; First Vice
                                                                President of MLAM from 1997 to 1999;
                                                                Vice President of MLAM from 1990 to
                                                                1997; Director of Taxation of MLAM

Michael G. Clark  ..............    Senior Vice President      Senior Vice President of MLAM; Senior
                                                                Vice President of Princeton Services

Mark DeSario ...................    Senior Vice President      Senior Vice President of FAM; Senior
                                                                Vice President of Princeton Services


                                                 C-4




                                                                      Administrators, L.P.
                                      Position with the            Other Substantial Business,
Name                                  Investment Adviser         Profession, Vocation or Employment
-----                                 -----------------         --------------------------------

Linda L. Federieci .............    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services

Vincent R. Giordano ............    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services

Elizabeth A. Griffin ...........    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services

Michael J. Hennewinkel .........    Senior Vice President,     Senior Vice President, General General
                                                                Counsel and Counsel and Secretary of
                                                                MLAM; Secretary Senior Vice President
                                                                of Princeton Services

Philip L. Kirstein .............    Senior Vice President      Senior Vice President of MLAM; Senior
                                                               Vice President, General Counsel,
                                                                Director and Secretary of Princeton
                                                                Services.

Ronald M. Kloss ................    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services

Debra W. Landsman-Yaros ........    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services; Vice
                                                                President of PFD

Stephen M. Miller ..............    Senior Vice President      Executive Vice President of Princeton
                                                                Administrators, L.P.; Senior Vice President
                                                                of Princeton Services

Joseph T. Monagle, Jr. .........    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services

Brian A. Murdock ...............    Senior Vice President      Senior Vice President of MLAM; Senior Vice
                                                                President of Princeton Services;

Gregory D. Upah ................    Senior Vice President      Senior Vice President of MLAM; Senior
                                                                Vice President of Princeton Services




     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Albert and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:


                                       Position with                    Other Substantial Business,
Name                                    MLAM U.K.                   Profession, Vocation or Employment
-----                                  -----------                   --------------------------------
Alan J. Albert ...................   Senior Managing Director      Vice President of the Investment Adviser

Nicholas C.D. Hall ...............   President                     Director of Merrill Lynch Europe
                                                                    PLC; General Counsel of Merrill
                                                                    Lynch International Private
                                                                    Banking Group

Donald C. Burke ..................   Trearer                      Senior Vice Presidenof FAMTreasurer
                                                                   and Directoof Taxation of ML;enior
                                                                   Vice President and Treasurer of
                                                                   Princeton Services; Vice President
                                                                   of PFD; FirsVice President of MLAM
                                                                   from 1997 to 1999; Vice President
                                                                   of MLAM from 1990 to 199

Carol Ann Langham ................   Company Secretary             None

Debra Anne Searle ................   Assistant Company Secretary   None


Item 27. Principal Underwriters.
     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.


                                         Positions and Offices         Positions and Offices
     Name                                with the Distributor             with Registrant
     -----                            --------------------------    --------------------------
Terry K. Glenn ...................     President and Director                President
Thomas J. Verage .................     Director                                None
Robert W. Crook ..................     Senior Vice President                   None
Michael J. Brady .................     Vice President                          None
William M. Breen .................     Vice President                          None
Michael G. Clark .................     Vice President                          None
James T. Fatseas .................     Vice President                          None
Debra W. Landsman-Yaros ..........     Vice President                          None
Michelle T. Lau ..................     Vice President                          None
Donald C. Burke ..................     Vice President and Treasurer          Treasurer
Salvatore Venezia ................     Vice President                          None
William Wasel ....................     Vice President                          None
Robert Harris ....................     Secretary                               None



     (c) Not Applicable.

Item 28. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its Transfer Agent (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484)


Item 29. Management Services.

Other than as set forth under the caption "Investment Adviser" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund--Investment and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.
     (a) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's registration statement under the Securities Act.

     (b) The Fund, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Plainsboro, and State of New Jersey, on the th day of May, 1999.


                                              MERRILL LYNCH CORPORATE HIGH YIELD
                                                          FUND, INC.
                                                         (Registrant)

                                         By: /s/      TERRY K. GLENN
                                            ------------------------------------
                                                      (Terry K. Glenn,
                                                   President and Director)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                Signature                      Title                     Date
                ---------                      ----                      ----

/s/           TERRY K. GLENN                President and
-------------------------------------       Director (Principal
             (Terry K. Glenn)               Executive Officer)

                    *                       Treasurer (Principal
-------------------------------------       Financial and
            (Donald C. Burke)               Accounting Officer)

                    *                       Director
-------------------------------------
           (Ronald W. Forbes)               *


                    *                       Director
-------------------------------------
         (Cynthia A. Montgomery)            *


                    *                       Director
-------------------------------------
           (Charles C. Reilly)


                    *                       Director
-------------------------------------
             (Kevin A. Ryan)


                    *                       Director
-------------------------------------
            (Richard R. West)

                    *                       Director
-------------------------------------
             (Arthur Zeikel)


*This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By: /s/ Terry K. Glenn
------------------------------------------
    (Terry K. Glenn, Attorney-in-Fact)

                               POWER OF ATTORNEY

The undersigned Directors/Trustees and officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his or here behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund, CMA Treasury Fund, CMA Multi-State Municipal Series Trust, Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust,
Merrill Lynch Strategic Dividend Fund, Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior
Floating Rate Fund II, Inc., Merrill Lynch Utility Income Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California
Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured IV, MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Insured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., Senior High Income Portfolio, Inc., The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc.

Dated: March 30, 1999


       /s/ TERRY K. GLENN                            /s/ KEVIN A. RYAN
----------------------------------------    ------------------------------------
           Terry K. Glenn                                Kevin A. Ryan
   (President/Principal/Executive                     (Director/Trustee)
      Officer/Director/Trustee)

      /s/ RONALD W. FORBES                         /s/ RICHARD R. WEST
----------------------------------------    ------------------------------------
          Ronald W. Forbes                             Richard R. West
         (Director/Trustee)                           (Director/Trustee)

    /s/ CYNTHIA A. MONTGOMERY                       /s/ ARTHUR ZEIKEL
----------------------------------------    ------------------------------------
        Cynthia A. Montgomery                           Arthur Zeikel
         (Director/Trustee)                           (Director/Trustee)

      /s/ CHARLES C. REILLY                         /s/ DONALD C. BURKE
----------------------------------------    ------------------------------------
          Charles C. Reilly                             Donald C. Burke
          (Director/Trustee)                 (Vice President/Treasurer/Principal
                                                      Financial Officer)

                                 EXHIBITS INDEX


Exhibit
Number                                  Description
-------                                 ----------
11        --     Consent of Deloitte & Touche LLP, independent auditors
                   for the Registrant.
17(a)     --     Financial Data Schedule for Class A shares.
  (b)     --     Financial Data Schedule for Class B shares.
  (c)     --     Financial Data Schedule for Class C shares.
  (d)     --     Financial Data Schedule for Class D shares.